                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                 April 17, 2003


                             SBS TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


      New Mexico                     1-10981                    85-0359415
      -----------                   --------                    ----------
    (State or other                (Commission               (I.R.S. Employer
    jurisdiction of               File Number)              Identification No.)
    incorporation)

                    2400 Louisiana Blvd., NE AFC Bldg. 5-600
                          Albuquerque, New Mexico 87110
          (Address of Principal Executive Offices, including zip code)


                                 (505) 875-0600
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

                  On April 17, 2003, SBS Technologies, Inc. ("SBS") issued a press release, filed herewith as Exhibit 99.1, regarding changes in senior management effective immediately. At a regularly scheduled meeting of the Board of Directors of SBS, Mr. Clarence W. Peckham, formerly President of SBS' Commercial and Government Group, was elected Chief Executive Officer, and Mr. Christopher J. Amenson, formerly Chairman and Chief Executive Officer, was elected Executive Chairman of the Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.1 Press Release dated April 17, 2003.


                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SBS TECHNOLOGIES, INC.


                                              By: /s/ JAMES E. DIXON, JR.
                                                  ------------------------------
                                                  James E. Dixon, Jr.
                                                  Executive Vice President
                                                  Chief Financial Officer; and
Dated:  April 18, 2003                            Treasurer


                                       3
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                                Index to Exhibits


Exhibit
Number            Description
-------           -----------


 99.1             Press Release dated April 17, 2003